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INDEPENDENT AUDITORS' CONSENT                                 EXHIBIT 23.1


We consent to the incorporation by reference in Registration Statement No. 33-49262 of The AES Corporation on Form S-8 of our report dated June 7, 2002, appearing in this Annual Report on Form 11-K of The AES Corporation Profit Sharing and Stock Ownership Plan for the year ended December 31, 2001.



McLean, Virginia
June 28, 2002






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